UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2013

Pacific Gold Corp.

(Exact name of registrant as specified in its charter)

Nevada	000- 32629	98-0408708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 N. Rainbow Blvd. #2987 Las Vegas, Nevada 89107	89107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  416-214-1483

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 — Submission of Matters to a Vote of Security Holders

The 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Pacific Gold Corp. (the “Company”) was held on September 11, 2013.

The Company’s stockholders voted on seven proposals as follows: (i) to elect two directors for the ensuing year (Proposal 1); (ii) to approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 3,000,000,000 to 10,000,000,000, subject to the Board of Directors’ authority to abandon such amendment (Proposal 2); (iii) to approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of its Common Stock at a specific ratio within a range from 1-for-50 to 1-for-200 and to grant authorization to the Board of Directors to determine, at its discretion, the timing and the specific ratio of the reverse stock split, subject to the Board of Directors’ authority to abandon such amendment (Proposal 3); (iv) to approve the Company’s 2013 Equity Performance Plan (Proposal 4); (v) to cast an advisory vote on a non-binding resolution to approve the compensation of the Company’s executive officers (Proposal 5); (vi) to cast an advisory vote on a non-binding resolution to recommend the frequency of future advisory votes on executive compensation (Proposal 6); and (vii) to ratify the selection by the Company’s Board of Directors of Silberstein Ungar, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 (Proposal 7).

All nominees for election to the Board as Directors were elected to serve until the 2014 Annual Meeting of Stockholders and until their respective successors are elected and qualified, or until such director’s earlier death, resignation or removal. The stockholders also approved Proposals 2, 3, 4 and 5, selected 3 years for Proposal 6, and ratified Proposal 7. The number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each Proposal is set forth below.

Proposal 1	Shares For	Shares Withheld	Broker Non-Votes

Robert Landau	3,287,339,952	287,605,376	1,391,438,735
Mitchell Geisler	3,301,735,963	273,209,365	1,391,438,735

	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes

Proposal 2	3,743,897,130	1,197,431,129	21,455,808	3,599,996

	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes

Proposal 3	3,889,919,017	1,064,002,461	12,462,585	-0-

	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes

Proposal 4	3,201,003,624	331,884,955	42,056,749	1,391,438,735

	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes

Proposal 5	3,138,904,643	403,339,551	32,701,133	1,391,438,736

	1 Year	2 Years	3 Years	Shares Abstaining	Broker Non-Votes

Proposal 6	211,213,156	18,997,269	3,159,419,349	185,311,053	1,391,443,236

	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes

Proposal 7	3,981,800,596	629,269,742	353,389,083	1,924,642

The Board of Directors has considered the stockholder vote regarding the frequency of advisory votes on executive compensation and determined that the Company will hold an advisory vote on its executive compensation every 3 years until the next vote by the Board on frequency, which will be no later than the Company’s Annual Meeting of Stockholders in 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC GOLD CORP.

Date: September 17, 2013	By:	/s/ Robert Landau
Name: Robert Landau
Title: Chief Executive Officer